UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                ----------------
                             WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 6, 2005


                           NEVADA GOLD & CASINOS, INC.
             (Exact name of registrant as specified in its charter)


              NEVADA                      1-15517                 88-0142032
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


      3040 POST OAK BLVD., SUITE 675                              77056
             HOUSTON, TEXAS
 (Address of principal executive offices)                       (Zip Code)


                                 (713) 621-2245
              (Registrant's telephone number, including area code)


================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM 5.03(b) CHANGE IN FISCAL YEAR.
             ---------------------

On June 6, 2005, the board of directors of Nevada Gold & Casinos, Inc. (the "Company") approved a change in the Company's fiscal year end from March 31 to the last Sunday in April, to be effective beginning April 25, 2005. The report on Form 10Q for the first fiscal quarter will include the period of April 1, 2005 through April 24, 2005 (the transition period) in accordance with the Securities and Exchange Commission filing requirements.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                          NEVADA GOLD &
                                          CASINOS, INC.

Date:  June 6, 2005                       By: /s/ Christopher Domijan
                                              -----------------------
                                          Christopher Domijan
                                          Chief Financial Officer

End of Filing